UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 8, 2005

Speedemissions, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-49688 (Commission File Number)	33-0961488 (I.R.S. Employer Identification No.)

1134 Senoia Road, Suite B2 Tyrone, Georgia 30290 (Address of principal executive offices) (zip code)

(770) 306-7667 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements

On September 8, 2005, we completed the acquisition of all of the outstanding common stock of Just, Inc., a Utah corporation d/b/a Just Emissions & Inspections, which is now our wholly-owned subsidiary. Just, Inc. owns and operates eight (8) emission testing centers in the Salt Lake City, Utah area, which we intend to operate under the Just Emissions & Inspections name.

In exchange for the securities of Just, Inc., we paid its shareholders $2,200,000 on September 8, 2005, and agreed to pay its shareholders $100,000 and shares of our common stock valued at $200,000 by September 7, 2006. The shareholders of Just, Inc. were unrelated to us and our affiliates, and the purchase price was determined by arms-length negotiations. The purchase price was paid in cash by us using funds raised in a private placement described in a Current Report on Form 8-K filed on July 7, 2005, as amended by a Current Report on Form 8-K filed on August 9, 2005.

The purpose of this amended filing is to enclose the financial statements as required.

A. Financial Statements of Business Acquired.

Just, Inc.

Financial Statements

December 31, 2004 and 2003

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Speedemissions, Inc.

We have audited the accompanying balance sheets of Just, Inc. (the "Company") as of December 31, 2004 and 2003, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Just, Inc. as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Tauber & Balser, P.C.

Atlanta, Georgia

November 23, 2005

Just, Inc.
Balance Sheets

	December 31, 2004	December 31, 2003
Assets

Current assets:
Cash	$1,000	$1,756
Other current assets	7,748	6,040

Total current assets	8,748	7,796

Property and equipment, net	123,897	144,189

	$132,645	$151,985

Liabilities and Stockholders' Deficit

Current liabilities:
Cash overdraft	$24,092	$45,382
Accrued liabilities	502,873	420,387
Bank line of credit	24,475	-
Capital leases, current portion	3,299	10,084

Total current liabilities	554,738	475,853

Long-term liabilities:
Capital leases, less current portion	-	3,299

Total long-term liabilities	-	3,299

Total liabilities	554,738	479,152

Stockholders' deficit:
Common stock, $0.01 par value, 5,000,000 shares
authorized, 1,495,000 shares issued and outstanding	14,950	14,950
Additional paid-in capital	284,160	284,160
Accumulated deficit	(721,203)	(626,276)

Total stockholders' deficit	(422,093)	(327,167)

	$132,645	$151,985

See accompanying notes to financial statements.

Just, Inc.

Statements of Operations
For the Years Ended December 31, 2004 and 2003

	2004	2003

Revenue	$2,656,482	$2,679,208

Costs and expenses:
Cost of emissions certificates	261,068	319,658
General and administrative expenses	2,196,831	2,058,074
Officer compensation	285,434	499,672

Loss from operations	(86,851)	(198,196)
Interest expense	8,075	6,425

Net loss	$(94,927)	$(204,621)

See accompanying notes to financial statements.

Just, Inc.

Statements of Stockholders' Deficit
For the Years Ended December 31, 2004 and 2003

			Additional
			Paid-In	Accumulated
	Common Stock		Capital	Deficit	Total
	Shares	Amount

Balance at December 31, 2002	1,495,000	$14,950	$284,160	$(421,656)	$(122,546)

Net loss	-	-		(204,621)	(204,621)

Balance at December 31, 2003	1,495,000	14,950	284,160	(626,276)	(327,167)

Net loss	-	-		(94,927)	(94,927)

Balance at December 31, 2004	1,495,000	$14,950	$284,160	$(721,203)	$(422,093)

See accompanying notes to financial statements.

Just, Inc.

Statements of Cash Flows
For the Years Ended December 31, 2004 and 2003

	2004	2003
Cash flows from operating activities:
Net loss	$(94,927)	$(204,621)
Adjustments:
Depreciation	38,068	60,563
Changes in assets and liabilities:
Other current assets	(1,708)	1,291
Accounts payable and accrued liabilities	61,195	188,706

Net cash provided by operating activities	2,629	45,938

Cash used in investing activities:
Purchases of property and equipment	(17,777)	(30,638)

Cash flows from financing activities:
Net increase from line of credit	24,475	-
Payments on capital leases	(10,084)	(19,984)

Net cash provided by (used in) financing activities	14,391	(19,984)

Net decrease in cash	(756)	(4,684)

Cash at beginning of year	1,756	6,440

Cash at end of year	$1,000	$1,756

Supplemental Information:

Cash paid during the year for interest	$8,075	$6,425

See accompanying notes to financial statements.

Just, Inc.

Notes to Financial Statements
December 31, 2004 and 2003

Note 1: Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Just, Inc. (“Just” or the “Company”) was incorporated on January 24, 1994, under the laws of the state of Utah for the primary business purpose of opening, acquiring, developing and operating vehicle emission testing stations. The federal government and a number of state and local governments in the United States (and in certain foreign countries) mandate vehicle emissions testing as a method of improving air quality.

As of December 31, 2004 and 2003, the Company operated nine emissions testing stations. All but one of the stations was located in the metropolitan Salt Lake City, Utah area. The ninth station was located in Ogden, Utah. The Company does business under the trade name Just Emissions & Inspections. At its emissions testing stations, the Company uses computerized emissions testing equipment that tests vehicles for compliance with emissions standards; in the emissions testing industry, such stations are known as decentralized facilities. The Company utilizes “basic” testing systems that test a motor vehicle’s emissions while in neutral and “enhanced” testing systems that test a vehicle’s emissions under simulated driving conditions. Additionally, the Company performs limited safety inspections as specified under the guidelines of the Utah Highway Patrol.

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized as the testing services are performed. In Utah, the Company charges $55.00 for combined emissions and vehicle safety inspections tests, with a slightly reduced fee of $44.00 for commercial vehicles. Fees paid to local municipalities range from $4.27 to $5.60 depending on the minimum certificates purchased in a month. In some cases, in response to competitive situations, the Company has charged less than the statutory maximum revenue charges allowed.

The Company normally requires that the customer’s payment be made with cash, check or credit card; accordingly, the Company does not have significant levels of accounts receivable.

Under current Utah laws, if a vehicle fails an emissions test, it may be retested at no additional charge during a specified period after the initial test, as long as the subsequent test is performed at the same facility.

Property and Equipment and Depreciation

Property and equipment are recorded at cost and depreciated on a straight-line basis over the estimated useful lives, as follows: furniture, fixtures and equipment, seven years; and vehicles, five years; leasehold improvements are amortized using the straight-line method over the lesser of the remaining lease terms or the estimated useful lives of the improvements.

Repair and maintenance costs are charged to expense as incurred. Gains or losses on disposals are reflected in operations.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes whereby deferred income taxes are recognized for the tax consequences of temporary differences and for net operating loss carry forwards by applying statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of certain assets and liabilities and for net operating loss carry forwards. Changes in deferred tax assets and liabilities include the impact of any tax rate changes enacted during the year.

Cash Concentrations

At times, cash balances may exceed federally insured amounts. The Company believes it mitigates risks by depositing cash with major financial institutions.

Fair Value of Financial Instruments

The carrying amounts of cash, accounts payable and accrued liabilities approximate fair value because of the short-term nature of these accounts.

Note 2: Property and Equipment

Property and equipment at December 31, was as follows:

	2004	2003
Leasehold Improvements	$154,521	$137,497
Furniture, Fixtures and Equipment	334,538	333,786
Vehicles	5,027	5,027
	494,086	476,310
Less accumulated depreciation	370,189	332,121
	$123,897	$144,189

Depreciation expense totaled $38,068 in 2004 and $60,563 in 2003.

Note 3: Line of Credit

Line of credit payable at December 31, was as follows:

	2004	2003
Barnes Banking Company (a)	$24,475	$-
Less current portion	24,475	-
	$-	$-

(a) The Barnes Banking Company revolving line of credit originated on February 4, 2004. The line of credit carries a maximum advance of $24,500 and bears interest at 4.80%. Payments of interest are required monthly. Principal and unpaid interest is due and payable on February 4, 2005. In February 2005, the line of credit was renewed and the maturity date extended to February 4, 2006. The loan is secured by the personal guaranty of Steve Malmgren, the Company’s treasurer.

Note 4: Capital Lease Obligations

At December 31, 2004 and 2003, the Company leased equipment totaling $72,817 and $72,817, respectively, under various capital leases. Amortization of these capital leases included in depreciation expense for 2004 and 2003 was $10,402. Accumulated amortization at December 31, 2004 and 2003 amounted to $53,394 and $42,992, respectively.

At December 31, 2004, the remaining principal balance of $3,299 under the capital lease obligation is classified as a current liability.

Note 5: Income Taxes

As of December 31, 2004, the Company had net operating loss (NOL) carryforwards of approximately $510,844 that may be used to offset future taxable income. If not utilized, the NOL carryforwards will expire at various dates through 2024.

Differences between the income tax benefit reported in the statements of operations for 2004 and 2003 and the amount determined by applying the statutory federal income tax rate (34%) to the loss before income taxes were as follows:

	2004		2003
Expected rate	(34	.0)%	(34	.0)%
State income taxes, net of federal deduction	(4.0)		(4.0)
Valuation allowance	38.0%		38.0%

Noncurrent deferred income tax assets at December 31, 2004 and 2003 consisted of the following:

	2004	2003
Net operating loss carryforwards	$177,341	$197,318
Valuation allowance	(177,341)	(197,318)
Net deferred tax asset	$-	$-

A valuation allowance was established for the tax benefit of the NOL carryforwards for which realization was not considered likely. At December 31, 2004 and 2003, the valuation allowance was adjusted such that no net deferred tax assets were recognized. The valuation allowance totaled $127,606 at December 31, 2002.

Note 6: Operating Leases

The Company leases land and buildings for its emissions testing stations. The leases generally require that the Company pay taxes, maintenance and insurance. Some of the leases for the emissions testing stations are renewable, at the option of the Company, for specified periods. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases.

Certain of the above leases contain scheduled base rent increases over the terms of the leases. The rent payments are charged to expense on a straight-line basis over the term of the lease. At December 31, 2004 and 2003, the excess of rent expense over cash payments since inception of the leases, which is included in accrued liabilities, was $92,152 and $88,504, respectively.

Future minimum rental payments required under the noncancelable operating leases were as follows at December 31, 2004:

Year ending December 31,
2005	$341,769
2006	310,216
2007	275,846
2008	266,947
2009	225,853
Thereafter	186,897
$1,607,528

Rent expense under all operating leases totaled $409,859 in 2004 and $380,022 in 2003.

Note 7: Related Party Transactions

The president and the treasurer of the Company, who collectively own approximately 77% of the Company’s outstanding common stock, have periodically withdrawn cash from the Company for investments in personal business interests. Additionally, the president and the treasurer have periodically contributed cash to the Company for working capital needs, as well as paid Company business expenses using their personal funds. To the extent that the amounts withdrawn exceeded each of their respective amounts contributed, the Company has recorded compensation expense. During the years ended December 31, 2004 and 2003, respectively, $74,820 and $222,450 was expensed by the Company as a result of these transactions.

Certain minority shareholders of the Company have periodically contributed cash to the Company for working capital needs, as well as paid Company business expenses using their personal funds. The Company has periodically made payments to these shareholders and associates. To the extent that the amounts withdrawn exceeded each of their respective amounts contributed, the Company has recorded compensation expense. During the years ended December 31, 2004 and 2003, respectively, $39,756 and $6,717 was expensed by the Company as a result of these transactions.

Note 8: Regulatory Risk and Uncertainties

The current and future demand for the Company’s services is substantially dependent upon federal, state, local and foreign legislation and regulations mandating air pollution controls and emissions testing. If any or all of these governmental agencies should change their positions or eliminate or revise their requirements related to air pollution controls and emissions testing (including a shift to centralized facilities versus decentralized facilities), the Company could experience a significant adverse impact on its financial position and results of operations.

Note 9: Contingencies

The Company is subject to legal proceedings and claims that have arisen in the ordinary course of business. Management believes that the ultimate resolution of these matters will not have a material adverse effect on the financial statements taken as a whole.

Note 10: Subsequent Events

On April 30, 2005, the Company closed its “Taylorsville” station, due to its poor operating performance, and relocated the equipment to its “Towne” station where the equipment was installed to open a second testing bay. This reduced the number of the Company’s stations from nine to eight.

On July 25, 2005, the officers and shareholders of the Company executed a letter of intent to sell the Company to Speedemissions, Inc., a public company based in Georgia. Under the terms of the letter of intent, Speedemissions, Inc. will purchase all of the outstanding common shares of the Company for $2,500,000. The closing of the sale was effected on September 8, 2005.

* * * * *

B. Pro Forma Financial Information.

The following unaudited twelve month and nine month pro forma combined statements of operations have been derived by the application of pro forma adjustments to the historical financial statements of Speedemissions, Inc. (“Speedemissions” or the “Company”) and Just, Inc. (“JI”) to reflect the September 8, 2005, acquisition by Speedemissions.

The unaudited twelve month pro forma combined statements of operations include the audited statement of operations of Speedemissions for the twelve months ended December 31, 2004, as presented in its Annual Report on Form 10-KSB for the twelve months ended December 31, 2004, as filed with the Securities and Exchange Commission on April 15, 2005. The unaudited twelve month pro forma combined statements of operations include the audited statement of operations of JI for the twelve months ended December 31, 2004, as presented herein. Pro forma adjustments were required in the unaudited twelve month pro forma combined statements of operations to record beneficial conversion features of the Company’s Series B convertible preferred stock, remove compensation expenses recorded by JI which would not have occurred after the purchase and record transaction expenses associated with the acquisition of JI by Speedemissions.

The unaudited pro forma combined statements of operations for the twelve month period presented give effect to the acquisition of JI as if it had occurred at January 1, 2004. The unaudited pro forma combined statements of operations for the twelve month period should be read in conjunction with the historical financial statements of Speedemissions and JI. Speedemissions’ audited financial statements are incorporated by reference from its Annual Report on Form 10-KSB for the twelve months ended December 31, 2004, as filed with the Securities and Exchange Commission on April 15, 2005. JI’s audited financial statements for the twelve months ended December 31, 2004 are included herein. The unaudited pro forma combined statements of operations should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results.

The unaudited nine month pro forma combined statements of operations include the unaudited statement of operations of Speedemissions for the nine months ended September 30, 2005, as presented in its Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005, as filed with the Securities and Exchange Commission on November 14, 2005. The unaudited nine month pro forma combined statements of operations include the unaudited statement of operations of JI for the nine months ended September 30, 2005. Pro forma adjustments were required in the unaudited nine month pro forma combined statements of operations to remove compensation expenses recorded by JI which would not have occurred after the purchase and to remove the JI results of operations for September 2005 which are included in the consolidated Quarterly Report on Form 10-QSB for the period ended September 30, 2005 of Speedemissions.

The unaudited pro forma combined statements of operations for the nine month period presented give effect to the acquisition of JI as if it had occurred at January 1, 2005. The unaudited proforma combined statements of operations for the nine month period should be read in conjunction with the unaudited interim financial statements of Speedemissions. Speedemissions unaudited interim financial statements are incorporated by reference to its Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005, as filed with the Securities and Exchange Commission on November 14, 2005. The unaudited pro forma combined statements of operations should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results.

The unaudited pro forma twelve month and nine month combined statements of operations are based on currently available information and certain assumptions that management of Speedemissions believes are appropriate. Management of Speedemissions believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effects to those assumptions and are properly applied in the unaudited pro forma combined statements of operations.

The unaudited pro forma combined statements of operations exclude non-recurring items directly attributable to the acquisition such as non-capitalizable transaction costs as discussed above. Also, in accordance with the pro forma adjustment guidelines, cost savings from anticipated efficiencies and synergies, if any, have not been reflected in the unaudited pro forma condensed consolidated statements of operations.

Speedemissions, Inc.

Pro Forma Combined Statement of Operations
For the Nine Months Ended
(Unaudited)
	September 30, 2005		Pro Forma		Pro Forma
	Speedemissions, Inc.	Just, Inc.	Adjustments		Combined

Revenue	$4,617,932	$2,005,045	$(219,713)	(f)	$6,403,264

Costs and expenses:
Cost of emission certificates	1,436,546	189,242	(18,779)	(f)	1,607,009
General and administrative expenses	4,410,927	1,989,812	(140,706)	(f)	6,060,122
			(199,911)	(g)

Loss from operations	(1,229,541)	(174,009)	139,683	(f)	(1,263,867)
Interest expense	199,679	2,499	(2,499)	(h)	199,679

Loss before income tax	(1,429,220)	(176,508)	142,182		(1,463,546)
Income tax benefit:
Current			0		0
Deferred					0

Net loss	$(1,429,220)	$(176,508)	$142,182		$(1,463,546)

Basic and diluted net loss per share:
Net loss	(1,429,220)	(176,508)	142,182		(1,463,546)
Less: preferred stock dividends (undeclared)	132,330				132,330
Less: beneficial conversion feature on Series B convertible preferred stock	4,577,632				4,577,632

Net loss attributable to common shareholders	(6,139,182)	(176,508)	142,182		(6,173,508)

Basic and diluted net income (loss) per share	$(0.24)	$0.00	$-		$(0.24)

Weighted average shares outstanding, basic and diluted	25,437,145		200,000	(i)	25,637,145

(f)	To remove the September 2005 operating results of Just, Inc which were consolidated, post acquisition, in the operating results of Speedemissions, Inc.
(g)	To reverse Just, Inc. compensation expense which would not have occurred post acquisition.
(h)	To reverse Just, Inc. interest expense on debts paid off at acquisition.
(i)	To represent Speedemissions Inc. common stock issued in the purchase of Just, Inc.

Speedemissions, Inc.

Pro Forma Combined Statement of Operations
For the Twelve Months Ended

	December 31, 2004		Pro Forma		Pro Forma
	Speedemissions, Inc.	Just, Inc.	Adjustments		Combined
	(audited)	(audited)	(unaudited)		(unaudited)

Revenue	$2,867,921	$2,656,482			$$5,524,403

Costs and expenses:
Cost of emission certificates	874,507	261,068			1,135,575
General and administrative expenses	4,901,360	2,482,265	60,000	(a)	7,362,088
			(81,537)	(b)

Loss from operations	(2,907,946)	(86,851)	21,537		(2,973,260)
Interest expense	64,110	8,075	(8,075)	(c)	64,110

Loss before income tax benefit	(2,972,056)	(94,926)	29,612		(3,037,370)
Income tax expense:
Current		0	0		0
Deferred		0	0		0

Net loss	$(2,972,056)	$(94,926)	$29,612		$(3,037,370)

Basic and diluted net loss per share:
Net loss	(2,972,056)	(94,926)	29,612		(3,037,370)
Less: preferred stock dividends (undeclared)	165,892				165,892
Less: beneficial conversion feature on Series B convertible preferred stock			4,577,632	(d)	4,577,632

Net loss attributable to common shareholders	(3,137,948)	(94,926)	(4,548,020)		(7,780,894)

Basic and diluted net income (loss) per share	$(0.14)	$-	$-		$(0.35)

Weighted average shares outstanding, basic and diluted	21,893,637	-	200,000	(e)	22,093,637

(a)	To record expenses associated with the sale of Series B Convertible Preferred Stock and the acquisition of Just, Inc.

(b)	To reverse Just, Inc.compensation expense which would not have occurred post acquisition.

(c)	To reverse Just, Inc. interest expense on debts paid off at acquisition.

(d)	To record beneficial conversion costs associated with the conversion features of the 2,500,000 shares of Series B Convertible Preferred Stock issued to fund the purchase of Just, Inc.

(e)	To represent Speedemissions Inc. common stock issued in the purchase of Just, Inc.

EXHIBITS

10.1*	Stock Purchase Agreement dated September 7, 2005 for the acquisition of Just, Inc.

23.1	Consent of Tauber & Balser, P.C.

23.2	Consent of Tauber & Balser, P.C.

* Incorporated by reference from our Current Report on Form 8-K dated September 8, 2005 and filed with the Commission on September 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedemissions, Inc., a Florida corporation

Dated: December 21, 2005	/s/ Richard A. Parlontieri
By: Richard A. Parlontieri
Its: President